EXHIBIT 99.2
Preliminary 2007 First Quarter Results

Forward Looking Statements 1 In the presentations and in related comments by General Motors' management, we will use words like "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," "designed," or "impact" to identify forward- looking statements that represent our current judgments about possible future events. We believe these judgments are reasonable, but GM's actual results may differ materially due to a variety of important factors. Among other items, such factors include: the ability of GM to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring and health care cost reductions and to implement capital expenditures at levels and times planned by management; the pace of product introductions; market acceptance of the Corporation's new products; significant changes in the competitive environment and the effect of competition in the Corporation's markets, including on the Corporation's pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; costs and risks associated with litigation; the final results of investigations and inquiries by the SEC and other governmental agencies; changes in our accounting principles, or their application or interpretation, and our ability to make estimates and the assumptions underlying the estimates, including the range of estimates for the Delphi pension benefit guarantees, which could result in an impact on earnings; changes in relations with unions and employees/retirees and the legal interpretations of the agreements with those unions with regard to employees/retirees and the successful completion of a collective bargaining agreement; negotiations and bankruptcy court actions with respect to Delphi's obligations to GM, negotiations with respect to GM's obligations under the pension benefit guarantees to Delphi employees, and GM's ability to recover any indemnity claims against Delphi; labor strikes or work stoppages at GM or its key suppliers such as Delphi or financial difficulties at GM's key suppliers such as Delphi; additional credit rating downgrades and the effects thereof; factors affecting GMAC's results of operations and financial condition such as credit ratings, interest rates, the housing market (including the downturn in residential mortgages, particularly in the nonprime sector) , adequate access to the capital, changes in the residual value of off-lease vehicles, changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate, and changes in GMAC's contractual servicing rights; shortages of and price increases for fuel; changes in economic conditions, commodity prices, such as steel and other raw materials, currency exchange rates or political stability in the markets in which we operate; the effects of transactions or alliances entered into by one or more of our competitors; currency exchange rates or political instability in the markets in which we operate; and general economic conditions, in particular stability of consumer confidence. The most recent annual reports on Form 10-K and quarterly reports on Form 10-Q filed by GM and GMAC provide information about these factors, which may be revised or supplemented in future reports to the SEC on those forms.

First Quarter Highlights GAAP EPS $0.11, $62 million net income Adjusted EPS $0.17, $94 million net income Adjusted total automotive results improved $0.3B vs. Q1 '06 GMNA adjusted net income improved $0.2B Quarterly record net income at GMLAAM Continued strong results at GMAP Record Q1 revenue for GME and GMLAAM, and all-time quarterly revenue record for GMAP Global share virtually flat as anticipated GMNA reduction offset by gains in all other regions Positive adjusted Automotive Operating Cash Flow 2

Accounting / Reporting Changes 3 GM early adopted new measurement date provisions under SFAS 158 on January 1 Resulted in $0.8B net increase to stockholders equity as of 1/1/07 GM adopted FIN 48, requiring only more-likely-than-not tax positions be recognized, on January 1 Resulted in $137 million increase to retained earnings as of 1/1/07, with corresponding decrease in uncertain tax position reserves GM made two revisions to income statement presentation to improve visibility to core automotive operations Revenues and expenses for Finance & Insurance Operations (FIO) shown as separate line items Other Automotive segment added to capture eliminations related to vehicle sales between automotive regions

First Quarter Adjusted Results
2007
Fav/(Unfav) ($ Millions) 2006 2007 2006
GMNA $(251) $ (85) $ 166
GME 131 42 (89)
GMLAAM 67 201 134
GMAP 97 150 53
Other Auto (4) (4) 0
Total Automotive 40 304 264
GMAC 495 (115) (610)
Corporate Other (185) (95) 90
Total Net Income 350 94 (256)
EPS (excl. special items) $0.62 $ 0.17 $(0.45)
Fully diluted $ 0.17
Worldwide Production (000’s) 2,415 2,340 (75)
Global Market Share 13.1% 13.0% (0.1) p.p. Refer to Supplemental Charts for reconciliation to GAAP figures

First Quarter Adjustments to Income
Memo: 2006
$ Millions EPS $ Millions Adjusted Net Income 94 $ 0.17 350
Special Items (after-tax) Restructuring related (53) ($ 0.10) (143)
Suzuki Sale — $ 0.00 395
Other 21 $ 0.04 -
Total Special Items (32) ($ 0.06) 252
GAAP Net Income 62 $ 0.11 602 Exclusion of special items useful for:
- Management to measure operations — Comparisons between reporting periods — Investors to measure and assess company performance
5 Exclusion of special items useful for: - Management to measure operations - Comparisons between reporting periods - Investors to measure and assess company performance

GMNA First Quarter Adjusted Results
2007
Fav/(Unfav) ($ Millions) 2006 2007 2006
Revenue $30,857 $28,506 ($ 2,351)
Pre-Tax Income/(Loss) (245) (107) 138
Net Income/(Loss) (251) (85) 166
Net Margin (0.8)% (0.3)% 0.5 p.p. North America:
- Production Volume (000) 1,255 1,063 (192)
- Market Share 23.6% 22.5% (1.1) p.p. United States:
- Industry SAAR (Mil.) 17.4 17.0 (0.4)
- Market Share 23.8% 22.8% (1.0) p.p. - Retail/Fleet Mix — % Fleet 30.0% 25.5% 4.5 p.p. - Dealer Inventory (000) 1,169 1,078 91

GMNA Vehicle Revenue Per Unit Calendar Year First Quarter Net Revenue Gross Revenue less Sales Incentives Vehicle Revenue per Unit excl. such items as daily rental accounting impact, Service Parts, OnStar and other outside sales 7 Refer to Supplemental Charts for reconciliation to GAAP figures Memo: Q406 $20,779 GAAP Rev/Unit 21,298 21,720 21,981 22,113 24,033 21,529 21,942 21,791 23,114 25,497

GMNA Adjusted Net Income 2007 vs. 2006 $ Billions 2006 Net Income ($0.3) Volume (1.1) Mix 0.4 Other Contribution Margin (0.1) Pension / OPEB 1.0 Manufacturing / Attrition 0.3 Other Costs (0.3) 2007 Net Income $(0.1) 2007 Improvement vs. 2006 $0.2 8

Overview of Other Regions Market share growth in all regions outside North America GME Q1 adjusted net income down slightly from Q1 2006, due largely to unfavorable commodities hedging and higher sales mix in small cars and Central/Eastern Europe GMLAAM Q1 adjusted net income tripled to set an all-time record for any quarter Q1 revenue up 13% on GM share gains in very strong industry GMAP Q1 adjusted net income up 55% despite loss of Suzuki equity income Q1 revenue up 35% on continued share growth in China, Korea 9

GME First Quarter Adjusted Results
2007
Fav/(Unfav) ($ Millions) 2006 2007 2006
Revenue $8,055 $8,485 $ 430
Pre-Tax Income/(Loss) 207 59 (148)
Net Income/(Loss) 131 42 (89)
Net Margin 1.6% 0.5% (1.1) p.p. Total Europe:
- Production Volume (000) 494 511 17
- Industry SAAR (Mil.) 21.3 21.8 0.5
- Market Share 9.4% 9.8% 0.4 p.p. Germany:
- Industry SAAR (Mil.) 3.6 3.4 (0.2)
- Market Share 10.1% 10.0% (0.1) p.p. UK:
- Industry SAAR (Mil.) 2.6 2.7 0.1
- Market Share 14.5% 14.9% 0.4 p.p. Russia:
- Industry SAAR (Mil.) 1.8 2.3 0.5
- Market Share 5.3% 9.5% 4.2 p.p.
10

GMLAAM First Quarter Adjusted Results
2007
Fav/(Unfav) ($ Millions) 2006 2007 2006
Revenue $3,161 $3,573 $ 412
Pre-Tax Income/(Loss) 125 255 130
Net Income/(Loss) 67 201 134
Net Margin 2.1% 5.6% 3.5 p.p. Total LAAM:
- Production Volume (000) 194 222 28
- Industry SAAR (Mil.) 6.2 6.8 0.6
- Market Share 16.1% 16.3% 0.2 p.p. Brazil:
- Industry SAAR (Mil.) 2.0 2.1 0.1
- Market Share 21.4% 20.2% (1.2) p.p.
11

GMAP First Quarter Adjusted Results
2007
Fav/(Unfav) ($ Millions) 2006 2007 2006
Revenue $3,386 $4,559 $1,173
Pre-Tax Income/(Loss) 15 143 128
China JVs Equity Income 79 127 48
Other Equity Income/Minority Interest (16) (78) (62)
Net Income/(Loss) 97 150 53
Net Margin 2.9% 3.3% 0.4 p.p. Total Asia Pacific:
- Industry SAAR (Mil.) 19.3 20.5 1.2
- Market Share 6.4% 7.2% 0.8 p.p. China:
- Industry SAAR (Mil.) 7.0 8.4 1.4
- Market Share 13.4% 13.9% 0.5 p.p. GM-DAT:
- Production (Complete Build Units) 177 217 40
Australia:
- Industry SAAR (Mil.) 1.0 1.1 0.1
- Market Share 16.5% 15.0% (1.5) p.p.
12

GMAC First Quarter Results 13 GMAC reported $(305) million net loss on continued weakness in the mortgage business Deterioration of $(800) million vs. Q1 '06 more than explained by $(1.1)B variance at ResCap Year-to-year improvement in all other segments, particularly Auto Finance (up $0.2B) Results as realized by GM are a net loss of $(115) million Deterioration of $(610) million vs. Q1 '06 when GMAC net income of $495 million was fully consolidated Includes GM's portion of preferred dividends ($34 million) as well as tax benefits recognized for losses at LLC units

GM Liquidity Position Gross liquidity position remains strong at $24.7B1 Additional $14.6B of VEBA assets available to fund healthcare costs Near-term financial obligations are limited $1.1B of convertible bonds put to GM on March 6 No additional U.S. term debt maturities in 2007 Made $1.0B Mitigation VEBA contribution on April 30 Represents second installment payment associated with GM-UAW 2005 retiree health care agreement 1 Includes $3.6B in readily-available VEBA assets (i.e., short-term VEBA) 14

Q4'00 YE '01 YE '02 YE '03 YE '04 YE '05 YE '06 Q1 '07 Net Liquidity 5.2 4.8 4.8 3.5 -0.7 -0.3 -7.1 -10.9 -13.8 -12.3 -13.3 Gross Cash (incl. ST VEBA) 13.2 13 13.3 11.8 11.5 17.3 26.9 23.3 20.4 26.4 24.7 17.3 17.3 23 $ Billions Automotive Gross / Net Liquidity 15 1 Year-end 2002 - 2005 Net Liquidity figures restated to include capital leases and industrial revenue bond obligations previously classified as Other Liabilities 2 Year-end 2006 and Q1 2007 net liquidity balances include GMAC-related debt 1,2

First Quarter Key Cash Flow Drivers 16 Adjusted automotive OCF of $0.3B; improved year-on-year by $1.5B Achieved OCF improvement in all four regions Improvement in OCF driven primarily by neutral working capital performance in Q1 2007 vs. unfavorable performance in Q1 2006 Accrued Expenses & Other not a key driver in Q1 2007, whereas negative Q1 2006 reflects non-cash adjustment to sales allowances when GM implemented value pricing strategy Q1 net cash flows of $(1.7)B Driven by restructuring & Delphi related costs of $(0.9)B, settlement of convertible bonds put in March for ($1.1)B, and refund of prior GMAC distributions of $(1.0)B Partially offset by $1.1B increase in readily-available VEBA assets

Automotive Cash Flow Summary Refer to Supplemental Charts for reconciliation to GAAP figures 17

Pension/OPEB Expense (Net of Payments) 18 Negative pension/OPEB expense (net of payments) adjustment of $(0.5)B in Q1 2007 vs. positive adjustment of $0.6B in Q1 2006 U.S. pension income in Q1 2007 vs. expense in Q1 2006 Q1 2007 U.S. OPEB expense favorably impacted primarily by amortization of gain from GM-UAW 2005 healthcare agreement Q1 2007 U.S. OPEB payments lower than in prior year 1 U.S. FAS87 Expense, excludes U.S. subsidiaries

Delphi Status 19 Plan Framework Support Agreement between GM, Delphi and an investor group approved by bankruptcy court in January Delphi announced it anticipates negotiating changes to agreements with plan investors and to the framework support agreement GM remains committed to consensual resolution and will work with the involved parties on any changes to the Framework Support Agreement Restructuring provides opportunity to address purchase price premium of about $2B annually Contingent exposure estimate remains $6 - $7.5B pre-tax, pending any changes to the agreement which might impact this amount Estimate of ongoing period costs (including reimbursement for certain labor and operating expenses) has increased based on ongoing negotiations Labor expenses in the range of $500 million in 2007 and ongoing expenses of limited duration of between $100 - $200 million annually thereafter Wind-down and transition costs in the range of $100 million in 2008

2007 Outlook Second Quarter Lower North America production, offset in part by higher production in GMAP and GMLAAM Year-to-year savings related to attrition, hourly retiree health care Continued launch product ramp-up in North America All pickup body styles launched, HD pickups, Buick Enclave crossover Continued strength in high-growth emerging markets Concerns regarding volatile fuel prices Calendar Year Improved automotive earnings Improved but negative cash flow Capital spending increased to $8.5B - $9B 20

Summary Continued strong revenue growth outside North America Automotive operations improved $0.3B vs. Q1 '06 on an adjusted basis, on continued strength in emerging markets Weakness at GMAC due to continued challenges in mortgage business Positive adjusted Automotive Operating Cash Flow in Q1 Automotive liquidity remains strong at $24.7B Delphi resolution remains key near-term priority 21

Supplemental Charts The following supplemental charts are provided to reconcile adjusted financial data comprehended in the primary chart set with GAAP-based data (per GM's financial statements) and/or provide clarification with regard to definition of non-GAAP terminology Note: As previously disclosed, GM restated its financial statements for the first three quarters of 2006 for various accounting issues associated with derivatives contracts, deferred income tax and other adjustments. The results reported for the first quarter of 2006 contained in this presentation reflect the adjustments.

Reconciliation to Adjusted Net Income / EPS Q1 - 2006 & 2007
Other Total Auto Total Q1 2007 GMNA GME GMLAAM GMAP Auto Operations GMAC Other Operations
Total Net Sales & Revenue 28,506 8,485 3,573 4,559 (2,222) 42,901 50 958 43,909
Net Income (46) 5 201 116 (4) 272 (115) (95) 62
EPS — Basic $ 0.11
Adjustments (after-tax):
Asset Impairments — — — (6) — (6) — — (6)
Special Attrition 12 — — — — 12 — — 12
Restructuring Charge — (37) — (28) — (65) — — (65)
Other 27 — — — — 27 — — 27
Total Adjust. — Net Income 39 (37) — (34) — (32) — — (32)
Total Adjust. — Net Revenue — — — — — — — — -
Adjusted Net Revenue 28,506 8,485 3,573 4,559 (2,222) 42,901 50 958 43,909
Adjusted Net Income (85) 42 201 150 (4) 304 (115) (95) 94
Adjusted EPS — Diluted $ 0.17
Q1 2006
Total Net Sales & Revenue 30,857 8,055 3,161 3,386 (1,881) 43,578 8,813 (15) 52,376
Net Income (292) 59 40 492 (4) 295 495 (188) 602
EPS — Basic $ 1.06
Adjustments (after-tax):
Salary Severance (65) — — — — (65) — — (65)
Salary Pension Change (12) — — — — (12) — (3) (15)
Suzuki Sale — — — 395 — 395 — — 395
Restructuring Charge 36 (72) (27) — — (63) — — (63)
Total Adjust. — Net Income (41) (72) (27) 395 — 255 — (3) 252
Total Adjust. — Net Revenue — — — — — — — — -
Adjusted Net Revenue 30,857 8,055 3,161 3,386 (1,881) 43,578 8,813 (15) 52,376
Adjusted Net Income (251) 131 67 97 (4) 40 495 (185) 350
Adjusted EPS — Basic $ 0.62
S1

Reconciliation of GMNA Revenue Per Unit Calendar Year
CY ‘02 CY ‘03 CY ‘04 Revenue Revenue Revenue Revenue Revenue Revenue $ (Millions) per unit $ (Millions) per unit $ (Millions) per unit
GAAP 121,377 $21,298 121,591 $21,720 120,410 $21,981
add/(less): Allied Sales (998) a (976) a 18 a less: Non Vehicle Sales (11,143) b (11,382) b (11,457) b less: Other Income Items (1,640) c (1,973) c (2,607) c Managerial 107,596 $18,880 107,260 $19,160 106,364 $19,417
CY ‘05 CY ‘06 Revenue Revenue Revenue Revenue $(Millions) per unit $(Millions) per unit GAAP 112,776 $22,113 118,434 $24,033 add: Allied Sales (477) a (1,038) a less: Non Vehicle Sales (10,996) b (15,872) b less: Other Income Items (2,236) c (2,035) c Managerial 99,067 $19,425 99,489 $20,189
S2 a). For GAAP reporting purposes, sales to other GM regions are eliminated whereas they are retained for managerial vehicle analysis b). Includes SPO parts, Powertrain engines, MSP, and Onstar service outside sales- excluded from managerial vehicle analysis c). Includes Interest Income, Daily Rental Income, and GM Credit Card Income- excluded from managerial vehicle analysis

Reconciliation of GMNA Revenue Per Unit First Quarter
Q1 2003 Q1 2004 Q1 2005 Revenue Revenue Revenue Revenue Revenue Revenue $ (Millions) per unit $(Millions) per unit $(Millions) per unit
GAAP 31,604 $21,529 30,894 $21,942 27,065 $ 21,791
add/(less): Allied Sales (7) a 57 a (413) a less: Non Vehicle Sales (2,869) b (2,931) b (2,642) b less: Other Income Items (501) c (571) c (489) c Managerial 28,227 $19,228 27,449 $19,495 23,521 $ 18,938
Q1 2006 Q1 2007 Revenue Revenue Revenue Revenue $ (Millions) per unit $(Millions) per unit GAAP 30,857 $23,114 28,506 $25,497 add/(less): Allied Sales 268 a (675) a less: Non Vehicle Sales (3,862) b (3,788) b less: Other Income Items (552) c (484) c Managerial 26,711 $20,008 23,559 $21,072
a). For GAAP reporting
purposes, sales to other GM regions are eliminated whereas they are retained for managerial vehicle analysis b). Includes SPO parts, outside sales- excluded from
Powertrain engines, managerial vehicle MSP, and Onstar analysis service c). Includes Interest excluded from
Income, Daily managerial vehicle Rental Income, and analysis GM Credit Card Income-
S2 a). For GAAP reporting purposes, sales to other GM regions are eliminated whereas they are retained for managerial vehicle analysis b). Includes SPO parts, Powertrain engines, MSP, and Onstar service outside sales- excluded from managerial vehicle analysis c). Includes Interest Income, Daily Rental Income, and GM Credit Card Income- excluded from managerial vehicle analysis

Reconciliation of Automotive Cash Flow Q1 - 2006 & 2007
Automotive & Other $ Billions Q1 2007 Q1 2006
Net Cash Provided By Operating Activities (GAAP) 1.0 3.0
Reclassifications to/ (from) U.S. GAAP - Expenditures for PPE & Special Tools (1.2) (1.3)
- VEBA Withdrawls — (2.0)
- Cash Restructuring Costs 0.6 0.2
- Delphi — Cash Restructuring Costs 0.3
- Other (0.4) (1.1)
Total Reconciling Items (0.7) (4.2)
Total Operating before Special Items 0.3 (1.2)
S3